Exhibit 99

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock of Wesco Aircraft Holdings, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of February, 2018.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

CARLYLE HOLDINGS I GP INC.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

CARLYLE HOLDINGS I GP SUB L.L.C.
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

CARLYLE HOLDINGS I L.P.
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

TC GROUP, L.L.C.
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

TC GROUP IV MANAGING GP, L.L.C.

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

FALCON AEROSPACE HOLDINGS, LLC
By: TC Group IV Managing GP, L.L.C., its Managing Member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Han Sun Cho

by:	/s/ John G. Holland, attorney-in-fact
Name:	Han Sun Cho

Victoria J. Conner

by:	/s/ John G. Holland, attorney-in-fact
Name:	Victoria J. Conner

Gregory Dietz

by:	/s/ John G. Holland, attorney-in-fact
Name:	Gregory Dietz

Paul E. Fulchino

by:	/s/ John G. Holland, attorney-in-fact
Name:	Paul E. Fulchino

The Paul E Fulchino 2012 Family Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	The Paul E Fulchino 2012 Family Trust

James E. Grason

by:	/s/ John G. Holland, attorney-in-fact
Name:	James E. Grason

John P. Jumper

by:	/s/ John G. Holland, attorney-in-fact
Name:	John P. Jumper

Sheryl Knights

by:	/s/ John G. Holland, attorney-in-fact
Name:	Sheryl Knights

Alex Murray

by:	/s/ John G. Holland, attorney-in-fact
Name:	Alex Murray

Robert D. Paulson

by:	/s/ John G. Holland, attorney-in-fact
Name:	Robert D. Paulson

John Segovia

by:	/s/ John G. Holland, attorney-in-fact
Name:	John Segovia

Randy J. Snyder

by:	/s/ John G. Holland, attorney-in-fact
Name:	Randy J. Snyder

Joshua Jack Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Joshua Jack Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

Joshua Jack Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Joshua Jack Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

Justin Henry Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Justin Henry Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

Justin Henry Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Justin Henry Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

Randy Snyder 2009 Extended Family Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Randy Snyder 2009 Extended Family Trust

Susan Snyder 2009 Extended Family Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Susan Snyder 2009 Extended Family Trust

Todd Ian Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Todd Ian Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

Todd Ian Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

by:	/s/ John G. Holland, attorney-in-fact
Name:	Todd Ian Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

David L. Squier

by:	/s/ John G. Holland, attorney-in-fact
Name:	David L. Squier

Chad Wallace

by:	/s/ John G. Holland, attorney-in-fact
Name:	Chad Wallace

Shirley Warner

by:	/s/ John G. Holland, attorney-in-fact
Name:	Shirley Warner

Bruce Weinstein

by:	/s/ John G. Holland, attorney-in-fact
Name:	Bruce Weinstein

Dana Wilkin

by:	/s/ John G. Holland, attorney-in-fact
Name:	Dana Wilkin